Exhibit 99.2

The Travelers Companies, Inc.
Financial Supplement - Third Quarter 2007

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$3,019	$3,538
Net income per share:
Basic	$1.45	$1.40	$1.52	$1.75	$1.62	$1.90	$1.85	$4.37	$5.36
Diluted	$1.41	$1.36	$1.47	$1.68	$1.56	$1.86	$1.81	$4.23	$5.22

Operating income	$1,011	$959	$1,037	$1,193	$1,078	$1,167	$1,198	$3,007	$3,443
Operating income per share:
Basic	$1.46	$1.39	$1.51	$1.75	$1.61	$1.77	$1.85	$4.35	$5.22
Diluted	$1.41	$1.34	$1.46	$1.69	$1.55	$1.73	$1.81	$4.22	$5.08

Return on equity	17.9%	17.0%	17.6%	19.1%	17.3%	19.9%	18.6%	17.5%	18.6%
Operating return on equity	18.1%	16.6%	17.4%	19.6%	17.5%	18.6%	18.6%	17.4%	18.2%

Total assets, at period end (1)	$114,041	$114,681	$116,407	$115,292	$115,688	$115,361	$115,644	$116,407	$115,644
Total equity, at period end	$22,837	$23,052	$24,747	$25,135	$25,357	$25,322	$26,307	$24,747	$26,307

Book value per share, at period end	$32.59	$33.14	$35.69	$36.86	$37.93	$38.36	$40.54	$35.69	$40.54
Less: Net unrealized investment gains (losses), net of tax	(0.09)	(0.69)	0.59	0.66	0.67	(0.40)	0.34	0.59	0.34
Adjusted book value per share, at period end	$32.68	$33.83	$35.10	$36.20	$37.26	$38.76	$40.20	$35.10	$40.20

Weighted average number of common shares outstanding (basic)	692.2	691.8	685.3	679.2	669.9	658.6	648.4	689.7	658.9
Weighted average number of common shares outstanding and common stock equivalents (diluted)	720.8	720.4	714.6	711.0	701.2	676.0	661.9	718.6	680.3
Common shares outstanding at period end	696.2	691.4	689.5	678.3	665.3	657.0	646.1	689.5	646.1

Common stock dividends declared	$160	$180	$180	$176	$174	$192	$188	$520	$554

Common stock repurchased:
Under repurchase program (2)
Shares	—	5.6	2.8	14.4	13.9	11.4	11.7	8.4	37.0
Cost	$—	$250	$121	$750	$725	$622	$600	$371	$1,947
Other
Shares	0.5	0.1	—	0.7	0.6	0.7	0.2	0.6	1.5
Cost	$22	$3	$5	$31	$31	$36	$10	$30	$77

(1)  Certain contractholder receivables and payables in the consolidated balance sheet, which had previously been reported on a net basis, have been reclassified to a gross basis, consistent with the Company’s accounting policy.

(2)  Repurchased under the Board authorized repurchase program of $5 billion.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share
($ and shares in millions, except earnings per share)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007
Net income
Operating income	$1,011	$959	$1,037	$1,193	$1,078	$1,167	$1,198	$3,007	$3,443
Net realized investment gains (losses)	(5)	11	6	(4)	8	87	—	12	95
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$3,019	$3,538

Basic earnings per share
Operating income	$1.46	$1.39	$1.51	$1.75	$1.61	$1.77	$1.85	$4.35	$5.22
Net realized investment gains (losses)	(0.01)	0.01	0.01	—	0.01	0.13	—	0.02	0.14
Net income	$1.45	$1.40	$1.52	$1.75	$1.62	$1.90	$1.85	$4.37	$5.36

Diluted earnings per share
Operating income	$1.41	$1.34	$1.46	$1.69	$1.55	$1.73	$1.81	$4.22	$5.08
Net realized investment gains (losses)	—	0.02	0.01	(0.01)	0.01	0.13	—	0.01	0.14
Net income	$1.41	$1.36	$1.47	$1.68	$1.56	$1.86	$1.81	$4.23	$5.22

Adjustments to net income and weighted average shares
for net income EPS calculations: (1)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007
Basic
Net income, as reported	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$3,019	$3,538
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(4)	(3)

Net income available to common shareholders - basic	$1,005	$969	$1,042	$1,187	$1,085	$1,253	$1,197	$3,015	$3,535

Diluted
Net income available to common shareholders - basic	$1,005	$969	$1,042	$1,187	$1,085	$1,253	$1,197	$3,015	$3,535
Effect of dilutive securities:
Convertible preferred stock	1	1	1	2	1	1	1	4	3
Zero coupon convertible notes	1	1	1	1	1	1	1	3	3
Convertible junior subordinated notes	7	6	7	6	7	1	—	20	8
Net income available to common shareholders - diluted	$1,014	$977	$1,051	$1,196	$1,094	$1,256	$1,199	$3,042	$3,549

Common Shares
Basic
Weighted average shares outstanding	692.2	691.8	685.3	679.2	669.9	658.6	648.4	689.7	658.9

Diluted
Weighted average shares outstanding	692.2	691.8	685.3	679.2	669.9	658.6	648.4	689.7	658.9
Weighted average effects of dilutive securities:
Stock options and other incentive plans	5.9	6.0	6.8	9.5	9.1	8.9	8.3	6.3	9.5
Convertible preferred stock	3.6	3.5	3.4	3.2	3.1	3.0	2.8	3.5	2.9
Zero coupon convertible notes	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Convertible junior subordinated notes (2)	16.7	16.7	16.7	16.7	16.7	3.1	—	16.7	6.6
Diluted weighted average shares outstanding	720.8	720.4	714.6	711.0	701.2	676.0	661.9	718.6	680.3

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

(2)  On April 18, 2007, the Company completed the redemption of its 4.50% convertible junior subordinated notes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Revenues
Premiums	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$15,432	$16,038
Net investment income	875	874	858	910	960	990	929	2,607	2,879
Fee income	150	153	150	138	120	127	148	453	395
Net realized investment gains (losses)	(6)	10	12	(5)	14	128	—	16	142
Other revenues	40	37	36	98	38	1	33	113	72
Total revenues	6,050	6,255	6,316	6,469	6,427	6,573	6,526	18,621	19,526

Claims and expenses
Claims and claim adjustment expenses	3,042	3,153	3,047	3,002	3,189	3,096	2,985	9,242	9,270
Amortization of deferred acquisition costs	800	814	858	867	869	915	956	2,472	2,740
General and administrative expenses	794	866	869	929	833	836	817	2,529	2,486
Interest expense	76	78	88	82	76	85	94	242	255
Total claims and expenses	4,712	4,911	4,862	4,880	4,967	4,932	4,852	14,485	14,751

Income before income taxes	1,338	1,344	1,454	1,589	1,460	1,641	1,674	4,136	4,775
Income tax expense	332	374	411	400	374	387	476	1,117	1,237
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$3,019	$3,538

Other statistics:
Effective tax rate on net investment income	23.5%	23.0%	22.1%	23.0%	23.2%	23.4%	22.2%	22.9%	22.9%
Net investment income (after-tax)	$670	$673	$668	$701	$737	$758	$724	$2,011	$2,219

Catastrophes, net of reinsurance:
Pre-tax	$—	$67	$15	$21	$45	$40	$14	$82	$99
After-tax	$—	$44	$10	$13	$29	$26	$9	$54	$64

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Underwriting gain	$337	$311	$407	$487	$341	$449	$520	$1,055	$1,310
Net investment income	670	673	668	701	737	758	724	2,011	2,219
Other, including interest expense	4	(25)	(38)	5	—	(40)	(46)	(59)	(86)
Operating income	1,011	959	1,037	1,193	1,078	1,167	1,198	3,007	3,443
Net realized investment gains (losses)	(5)	11	6	(4)	8	87	—	12	95
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$3,019	$3,538

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	58.9%	59.5%	56.7%	55.1%	59.2%	57.1%	53.6%	58.3%	56.6%
Underwriting expense ratio	30.0%	30.3%	30.5%	31.6%	30.0%	30.7%	30.8%	30.3%	30.5%
Combined ratio	88.9%	89.8%	87.2%	86.7%	89.2%	87.8%	84.4%	88.6%	87.1%

Impact of catastrophes on combined ratio	0.0%	1.3%	0.3%	0.4%	0.9%	0.8%	0.3%	0.5%	0.6%
Impact of prior year reserve development on combined ratio	-1.0%	-2.0%	-1.7%	-3.0%	-1.2%	-2.4%	-4.3%	-1.5%	-2.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007
Billing and policy fees	$28	$26	$28	$28	$29	$25	$26	$82	$80
Fee income:
Loss and loss adjustment expenses	$92	$66	$59	$59	$47	$48	$71	$217	$166
Underwriting expenses	58	87	91	79	73	79	77	236	229
Total fee income	$150	$153	$150	$138	$120	$127	$148	$453	$395

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Revenues
Premiums	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$15,432	$16,038
Net investment income	875	874	858	910	960	990	929	2,607	2,879
Fee income	150	153	150	138	120	127	148	453	395
Other revenues	40	37	36	98	38	1	33	113	72
Total revenues	6,056	6,245	6,304	6,474	6,413	6,445	6,526	18,605	19,384

Claims and expenses
Claims and claim adjustment expenses	3,042	3,153	3,047	3,002	3,189	3,096	2,985	9,242	9,270
Amortization of deferred acquisition costs	800	814	858	867	869	915	956	2,472	2,740
General and administrative expenses	794	866	869	929	833	836	817	2,529	2,486
Interest expense	76	78	88	82	76	85	94	242	255
Total claims and expenses	4,712	4,911	4,862	4,880	4,967	4,932	4,852	14,485	14,751

Operating income before income taxes	1,344	1,334	1,442	1,594	1,446	1,513	1,674	4,120	4,633
Income tax expense	333	375	405	401	368	346	476	1,113	1,190
Operating income	$1,011	$959	$1,037	$1,193	$1,078	$1,167	$1,198	$3,007	$3,443

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007
Statutory underwriting
Gross written premiums	$5,810	$6,197	$6,100	$5,932	$6,071	$6,262	$6,097	$18,107	$18,430
Net written premiums	$4,774	$5,655	$5,284	$5,437	$5,144	$5,714	$5,394	$15,713	$16,252

Net earned premiums	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$15,432	$16,038
Losses and loss adjustment expenses	2,951	3,095	2,987	2,939	3,128	3,059	2,921	9,033	9,108
Underwriting expenses	1,493	1,609	1,524	1,644	1,670	1,732	1,694	4,626	5,096
Statutory underwriting gain	547	477	749	745	497	536	801	1,773	1,834
Policyholder dividends	9	6	5	6	7	6	11	20	24
Statutory underwriting gain after policyholder dividends	$538	$471	$744	$739	$490	$530	$790	$1,753	$1,810

Other statutory statistics
Reserves for losses and loss adjustment expenses	$43,256	$43,116	$43,084	$42,948	$42,942	$43,029	$43,000	$43,084	$43,000
Increase (decrease) in reserves (1)	$65	$(140)	$(32)	$(136)	$(6)	$87	$(29)	$(107)	$52
Statutory surplus	$18,522	$19,037	$19,961	$20,945	$21,204	$21,843	$22,221	$19,961	$22,221
Net written premiums/surplus (2)	1.10:1	1.09:1	1.05:1	1.01:1	1.01:1	0.99:1	0.98:1	1.05:1	0.98:1

(1)  Includes a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $538 million.

(2)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007
Written premiums
Gross	$5,810	$6,197	$6,100	$5,932	$6,071	$6,262	$6,097	$18,107	$18,430
Ceded	(1,036)	(542)	(816)	(495)	(927)	(548)	(703)	(2,394)	(2,178)
Net	$4,774	$5,655	$5,284	$5,437	$5,144	$5,714	$5,394	$15,713	$16,252

Earned premiums
Gross	$5,733	$5,899	$6,006	$6,120	$6,001	$6,031	$6,073	$17,638	$18,105
Ceded	(742)	(718)	(746)	(792)	(706)	(704)	(657)	(2,206)	(2,067)
Net	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$15,432	$16,038

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Revenues
Premiums	$2,643	$2,715	$2,737	$2,781	$2,763	$2,802	$2,850	$8,095	$8,415
Net investment income	636	635	610	657	694	717	664	1,881	2,075
Fee income	150	153	150	138	120	127	148	453	395
Other revenues	7	9	8	20	4	10	1	24	15
Total revenues	3,436	3,512	3,505	3,596	3,581	3,656	3,663	10,453	10,900

Claims and expenses
Claims and claim adjustment expenses	1,706	1,695	1,746	1,706	1,741	1,664	1,594	5,147	4,999
Amortization of deferred acquisition costs	376	374	397	400	403	435	451	1,147	1,289
General and administrative expenses	474	533	531	566	509	503	504	1,538	1,516
Interest expense	1	3	—	1	—	—	1	4	1
Total claims and expenses	2,557	2,605	2,674	2,673	2,653	2,602	2,550	7,836	7,805

Operating income before federal income taxes	879	907	831	923	928	1,054	1,113	2,617	3,095
Income taxes	228	252	218	220	250	249	310	698	809
Operating income	$651	$655	$613	$703	$678	$805	$803	$1,919	$2,286

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Underwriting gain	$155	$159	$131	$181	$140	$249	$284	$445	$673
Net investment income	492	491	478	507	534	550	518	1,461	1,602
Other	4	5	4	15	4	6	1	13	11
Operating income	$651	$655	$613	$703	$678	$805	$803	$1,919	$2,286

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.9%	60.0%	61.5%	59.1%	61.2%	57.6%	53.3%	60.8%	57.3%
Underwriting expense ratio	29.8%	30.1%	30.5%	31.8%	30.3%	30.5%	30.7%	30.1%	30.5%
Combined ratio	90.7%	90.1%	92.0%	90.9%	91.5%	88.1%	84.0%	90.9%	87.8%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	-0.7%	-1.2%	1.7%	-0.5%	-0.9%	-2.1%	-5.9%	-0.1%	-3.0%

(1)	Before policyholder dividends.
(2)

Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007
Billing and policy fees	$3	$3	$3	$3	$3	$3	$3	$9	$9
Fee income:
Loss and loss adjustment expenses	$92	$66	$59	$59	$47	$48	$71	$217	$166
Underwriting expenses	58	87	91	79	73	79	77	236	229
Total fee income	$150	$153	$150	$138	$120	$127	$148	$453	$395

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Statutory underwriting
Gross written premiums	$3,254	$3,314	$3,257	$3,222	$3,387	$3,321	$3,243	$9,825	$9,951
Net written premiums	$2,687	$2,872	$2,644	$2,843	$2,880	$2,935	$2,726	$8,203	$8,541

Net earned premiums	$2,643	$2,715	$2,737	$2,781	$2,763	$2,802	$2,850	$8,095	$8,415
Losses and loss adjustment expenses	1,621	1,640	1,686	1,648	1,684	1,628	1,530	4,947	4,842
Underwriting expenses	756	813	761	857	866	882	870	2,330	2,618
Statutory underwriting gain	266	262	290	276	213	292	450	818	955
Policyholder dividends	5	3	2	3	3	3	5	10	11
Statutory underwriting gain after policyholder dividends	$261	$259	$288	$273	$210	$289	$445	$808	$944

Other statistics
Effective tax rate on net investment income	22.8%	22.6%	21.6%	22.8%	23.1%	23.3%	22.0%	22.3%	22.8%
Net investment income (after-tax)	$492	$491	$478	$507	$534	$550	$518	$1,461	$1,602

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—	$—	$—	$—	$—
After-tax	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Net written premiums by market
Select Accounts	$679	$705	$625	$654	$701	$731	$637	$2,009	$2,069
Commercial Accounts	575	548	575	678	641	581	615	1,698	1,837
National Accounts	268	298	254	315	255	286	245	820	786
Industry-Focused Underwriting	521	560	548	567	582	580	584	1,629	1,746
Target Risk Underwriting	398	463	377	391	417	475	394	1,238	1,286
Specialized Distribution	245	280	255	242	252	276	243	780	771
Total core	2,686	2,854	2,634	2,847	2,848	2,929	2,718	8,174	8,495
Business Insurance other	1	18	10	(4)	32	6	8	29	46
Total	$2,687	$2,872	$2,644	$2,843	$2,880	$2,935	$2,726	$8,203	$8,541

Net written premiums by product line
Commercial multi-peril	$804	$776	$708	$795	$805	$778	$713	$2,288	$2,296
Workers’ compensation	540	529	474	592	614	553	538	1,543	1,705
Commercial automobile	467	522	509	515	506	526	493	1,498	1,525
Property	467	521	469	482	494	549	476	1,457	1,519
General liability	407	512	476	462	434	527	501	1,395	1,462
Other	2	12	8	(3)	27	2	5	22	34
Total	$2,687	$2,872	$2,644	$2,843	$2,880	$2,935	$2,726	$8,203	$8,541

National accounts
Additions to claim volume under administration (1)	$890	$742	$650	$722	$836	$640	$554	$2,282	$2,030
Written fees	$144	$134	$121	$113	$123	$104	$100	$399	$327

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Revenues
Premiums	$788	$839	$850	$844	$844	$844	$854	$2,477	$2,542
Net investment income	103	102	108	116	121	125	126	313	372
Other revenues	5	6	5	10	5	6	5	16	16
Total revenues	896	947	963	970	970	975	985	2,806	2,930

Claims and expenses
Claims and claim adjustment expenses	421	445	462	466	451	464	419	1,328	1,334
Amortization of deferred acquisition costs	150	159	164	165	163	160	166	473	489
General and administrative expenses	126	142	134	134	145	146	144	402	435
Total claims and expenses	697	746	760	765	759	770	729	2,203	2,258

Operating income before federal income taxes	199	201	203	205	211	205	256	603	672
Income taxes	58	52	59	30	55	53	73	169	181
Operating income	$141	$149	$144	$175	$156	$152	$183	$434	$491

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Underwriting gain	$60	$68	$59	$79	$62	$53	$84	$187	$199
Net investment income	77	77	82	89	91	95	95	236	281
Other	4	4	3	7	3	4	4	11	11
Operating income	$141	$149	$144	$175	$156	$152	$183	$434	$491

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	53.0%	52.6%	54.1%	54.9%	53.0%	54.7%	48.3%	53.2%	51.9%
Underwriting expense ratio	35.0%	35.8%	34.9%	35.5%	36.4%	36.3%	36.3%	35.3%	36.4%
Combined ratio	88.0%	88.4%	89.0%	90.4%	89.4%	91.0%	84.6%	88.5%	88.3%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.0%	-1.1%	-0.2%	-0.4%	0.0%	-1.7%	-4.8%	-0.4%	-2.2%

(1)  Before policyholder dividends.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Statutory underwriting
Gross written premiums	$935	$1,043	$974	$1,029	$975	$1,063	$978	$2,952	$3,016
Net written premiums	$515	$1,002	$912	$964	$600	$984	$918	$2,429	$2,502

Net earned premiums	$788	$839	$850	$844	$844	$844	$854	$2,477	$2,542
Losses and loss adjustment expenses	415	442	461	462	447	463	419	1,318	1,329
Underwriting expenses	292	299	273	287	322	314	302	864	938
Statutory underwriting gain	81	98	116	95	75	67	133	295	275
Policyholder dividends	4	3	3	3	4	3	6	10	13
Statutory underwriting gain after policyholder dividends	$77	$95	$113	$92	$71	$64	$127	$285	$262

Other statistics
Effective tax rate on net investment income	24.7%	24.3%	24.2%	24.4%	24.6%	24.5%	24.0%	24.4%	24.3%
Net investment income (after-tax)	$77	$77	$82	$89	$91	$95	$95	$236	$281

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—	$—	$—	$—	$—
After-tax	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Net written premiums by market
Bond & Financial Products:
Bond & Financial Products excluding Afianzadora Insurgentes	$270	$645	$643	$619	$292	$652	$655	$1,558	$1,599
Afianzadora Insurgentes (1)	23	15	21	19	19	6	—	59	25
Total Bond & Financial Products	293	660	664	638	311	658	655	1,617	1,624
International and Lloyd’s	222	342	248	326	289	326	263	812	878
Total	$515	$1,002	$912	$964	$600	$984	$918	$2,429	$2,502

Net written premiums by product line
General liability	$110	$282	$297	$317	$96	$275	$284	$689	$655
Fidelity & surety	152	342	338	293	180	344	341	832	865
International	222	342	248	326	289	326	263	812	878
Other	31	36	29	28	35	39	30	96	104
Total	$515	$1,002	$912	$964	$600	$984	$918	$2,429	$2,502

(1)  In March 2007, the Company completed the sale of its Mexican surety subsidiary, Afianzadora Insurgentes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Revenues
Premiums	$1,560	$1,627	$1,673	$1,703	$1,688	$1,681	$1,712	$4,860	$5,081
Net investment income	134	137	140	137	145	148	139	411	432
Other revenues	24	22	23	25	24	21	23	69	68
Total revenues	1,718	1,786	1,836	1,865	1,857	1,850	1,874	5,340	5,581

Claims and expenses
Claims and claim adjustment expenses	915	1,013	839	830	997	968	972	2,767	2,937
Amortization of deferred acquisition costs	274	281	297	302	303	320	339	852	962
General and administrative expenses	183	197	200	224	170	177	162	580	509
Total claims and expenses	1,372	1,491	1,336	1,356	1,470	1,465	1,473	4,199	4,408

Operating income before federal income taxes	346	295	500	509	387	385	401	1,141	1,173
Income taxes	106	92	159	161	121	109	125	357	355
Operating income	$240	$203	$341	$348	$266	$276	$276	$784	$818

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Underwriting gain	$122	$84	$217	$226	$139	$147	$152	$423	$438
Net investment income	102	105	108	106	112	113	111	315	336
Other	16	14	16	16	15	16	13	46	44
Operating income	$240	$203	$341	$348	$266	$276	$276	$784	$818

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	58.7%	62.2%	50.2%	48.7%	59.0%	57.6%	56.8%	56.9%	57.8%
Underwriting expense ratio	27.7%	27.9%	28.2%	29.4%	26.5%	28.3%	28.0%	28.0%	27.6%
Combined ratio	86.4%	90.1%	78.4%	78.1%	85.5%	85.9%	84.8%	84.9%	85.4%

Impact of catastrophes on combined ratio	0.0%	4.1%	0.9%	1.3%	2.7%	2.4%	0.8%	1.7%	1.9%
Impact of prior year reserve development on combined ratio	-1.9%	-3.6%	-7.9%	-8.2%	-2.1%	-3.0%	-1.4%	-4.5%	-2.1%

(1)	Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007
Billing and policy fees	$25	$23	$25	$25	$26	$22	$23	$73	$71

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Statutory underwriting

Gross written premiums	$1,621	$1,840	$1,869	$1,681	$1,709	$1,878	$1,876	$5,330	$5,463
Net written premiums	$1,572	$1,781	$1,728	$1,630	$1,664	$1,795	$1,750	$5,081	$5,209

Net earned premiums	$1,560	$1,627	$1,673	$1,703	$1,688	$1,681	$1,712	$4,860	$5,081
Losses and loss adjustment expenses	915	1,013	840	829	997	968	972	2,768	2,937
Underwriting expenses	445	497	490	500	482	536	522	1,432	1,540
Statutory underwriting gain	$200	$117	$343	$374	$209	$177	$218	$660	$604

Other statistics
Effective tax rate on net investment income	23.6%	23.5%	23.0%	22.6%	22.8%	22.8%	21.6%	23.4%	22.4%
Net investment income (after-tax)	$102	$105	$108	$106	$112	$113	$111	$315	$336

Catastrophes, net of reinsurance:
Pre-tax	$—	$67	$15	$21	$45	$40	$14	$82	$99
After-tax	$—	$44	$10	$13	$29	$26	$9	$54	$64

Policies in force (in thousands) (1)
Automobile	2,309	2,378	2,431	2,450	2,456	2,464	2,473	2,431	2,473
Homeowners and other	4,270	4,387	4,493	4,544	4,579	4,631	4,666	4,493	4,666

(1)

In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Automobile)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Statutory underwriting

Gross written premiums	$942	$960	$943	$886	$975	$927	$914	$2,845	$2,816

Net written premiums:
Excluding Mendota	$883	$909	$889	$836	$916	$915	$901	$2,681	$2,732
Mendota (1)	49	42	45	39	49	—	—	136	49
Total	$932	$951	$934	$875	$965	$915	$901	$2,817	$2,781

Net earned premiums	$872	$910	$939	$951	$939	$912	$920	$2,721	$2,771
Losses and loss adjustment expenses	590	626	598	543	595	593	599	1,814	1,787
Underwriting expenses	239	259	240	252	254	262	253	738	769
Statutory underwriting gain	$43	$25	$101	$156	$90	$57	$68	$169	$215

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	67.7%	68.7%	63.7%	57.1%	63.3%	65.1%	65.1%	66.7%	64.5%
Underwriting expense ratio	25.3%	26.8%	26.0%	26.8%	24.1%	26.6%	26.3%	26.0%	25.7%
Combined ratio	93.0%	95.5%	89.7%	83.9%	87.4%	91.7%	91.4%	92.7%	90.2%

Impact of catastrophes on combined ratio	0.0%	0.4%	0.0%	0.0%	0.1%	0.4%	0.0%	0.1%	0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$3	$—	$—	$1	$4	$—	$3	$5
After-tax	$—	$2	$—	$—	$1	$2	$—	$2	$3

Policies in force (in thousands) (3)	2,309	2,378	2,431	2,450	2,456	2,464	2,473
Change from prior year quarter (3)	5.4%	8.3%	9.8%	8.9%	6.3%	3.6%	1.7%
Change from prior quarter (3)	2.6%	3.0%	2.2%	0.8%	0.2%	0.3%	0.4%

(1)

In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively, Mendota).

(2)	Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007
Billing and policy fees	$16	$15	$16	$16	$17	$13	$14	$47	$44

(3)	Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Homeowners and Other)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Statutory underwriting

Gross written premiums	$679	$880	$926	$795	$734	$951	$962	$2,485	$2,647

Net written premiums:
Excluding Mendota	$637	$826	$791	$753	$699	$880	$849	$2,254	$2,428
Mendota (1)	3	4	3	2	—	—	—	10	—
Total	$640	$830	$794	$755	$699	$880	$849	$2,264	$2,428

Net earned premiums	$688	$717	$734	$752	$749	$769	$792	$2,139	$2,310
Losses and loss adjustment expenses	325	387	242	286	402	375	373	954	1,150
Underwriting expenses	206	238	250	248	228	274	269	694	771
Statutory underwriting gain	$157	$92	$242	$218	$119	$120	$150	$491	$389

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	47.3%	54.0%	33.0%	38.0%	53.7%	48.7%	47.1%	44.6%	49.8%
Underwriting expense ratio	30.8%	29.3%	31.1%	32.8%	29.4%	30.2%	30.0%	30.4%	29.9%
Combined ratio	78.1%	83.3%	64.1%	70.8%	83.1%	78.9%	77.1%	75.0%	79.7%

Impact of catastrophes on combined ratio	0.0%	8.9%	2.1%	2.8%	5.9%	4.6%	1.8%	3.7%	4.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$64	$15	$21	$44	$36	$14	$79	$94
After-tax	$—	$42	$10	$13	$28	$24	$9	$52	$61

Policies in force (in thousands) (3)	4,270	4,387	4,493	4,544	4,579	4,631	4,666
Change from prior year quarter (3)	6.4%	7.9%	8.9%	8.3%	7.2%	5.6%	3.9%
Change from prior quarter (3)	1.7%	2.7%	2.4%	1.1%	0.8%	1.1%	0.8%

(1)

In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively Mendota).

(2)	Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007
Billing and policy fees	$9	$9	$9	$8	$9	$9	$9	$27	$27

(3)	Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Revenues
Net investment income	$2	$—	$—	$—	$—	$—	$—	$2	$—
Other revenues (1)	4	—	—	43	5	(36)	4	4	(27)
Total revenues	6	—	—	43	5	(36)	4	6	(27)

Claims and expenses
Interest expense	75	75	88	81	76	85	93	238	254
General and administrative expenses	11	(6)	4	5	9	10	7	9	26
Total claims and expenses	86	69	92	86	85	95	100	247	280

Operating loss before federal income tax benefit	(80)	(69)	(92)	(43)	(80)	(131)	(96)	(241)	(307)
Income taxes	(59)	(21)	(31)	(10)	(58)	(65)	(32)	(111)	(155)
Operating loss	$(21)	$(48)	$(61)	$(33)	$(22)	$(66)	$(64)	$(130)	$(152)

(1)

In the fourth quarter of 2006, other revenues include a $42 million gain on the Company’s redemption of its 7.60%, $593 million subordinated debentures, representing the remaining unamortized fair value adjustment recorded at the merger date. In the second quarter of 2007, other revenues includes a $39 million loss on the Company’s redemption of its 4.50% convertible junior subordinated notes, representing the redemption premium paid and the write off of the remaining unamortized debt issuance costs.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	September 30,	December 31,
	2007 (1)	2006

Assets
Fixed maturities, available for sale at fair value (including $1,893 and $1,674 subject to securities lending) (amortized cost $64,048 and $62,244)	$64,203	$62,666
Equity securities, at fair value (cost $418 and $436)	446	473
Real estate	862	793
Short-term securities	4,876	4,938
Other investments	3,372	3,398
Total investments	73,759	72,268

Cash	391	459
Investment income accrued	848	827
Premiums receivable	6,273	6,181
Reinsurance recoverables	16,119	17,820
Ceded unearned premiums	1,376	1,243
Deferred acquisition costs	1,838	1,615
Deferred tax asset	1,376	1,536
Contractholder receivables (2)	6,758	6,554
Goodwill	3,366	3,438
Other intangible assets	848	764
Other assets	2,692	2,587
Total assets	$115,644	$115,292

	September 30,	December 31,
	2007 (1)	2006

Liabilities
Claims and claim adjustment expense reserves	$58,036	$59,288
Unearned premium reserves	11,487	11,228
Contractholder payables (2)	6,758	6,554
Payables for reinsurance premiums	877	685
Debt	6,243	5,760
Other liabilities	5,936	6,642
Total liabilities	89,337	90,157

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.4 shares issued and outstanding at both dates)	115	129
Common stock (1,750.0 shares authorized; 646.1 and 678.3 shares issued and outstanding)	18,916	18,530
Retained earnings	10,235	7,253
Accumulated other changes in equity from nonowner sources	295	452
Treasury stock, at cost (63.7 and 25.2 shares)	(3,254)	(1,229)
Total shareholders’ equity	26,307	25,135
Total liabilities and shareholders’ equity	$115,644	$115,292

(1)	Preliminary and unaudited.

(2)

Certain contractholder receivables and payables in the consolidated balance sheet, which had previously been reported on a net basis, have been reclassified to a gross basis, consistent with the Company’s accounting policy.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	September 30,	Pre-tax Book	December 31,	Pre-tax Book
	2007	Yield (1)	2006	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,219	5.18%	$27,035	5.09%
Tax-exempt fixed maturities	37,984	4.18%	35,631	4.17%
Total fixed maturities	64,203	4.59%	62,666	4.57%

Non-redeemable preferred stocks	306	6.16%	358	6.38%
Common stocks	140		115
Total equity securities	446		473

Real estate	862		793

Short-term securities	4,876	5.36%	4,938	5.45%

Private equities	1,397		1,592
Arbitrage funds	954		984
Real estate joint ventures & other	940		743
Mortgage loans	51	7.63%	53	7.22%
Trading securities	30		26
Total other investments	3,372		3,398

Total investments	$73,759		$72,268

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$221		$453

(1)	Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	September 30,	December 31,
	2007	2006
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,261	$2,718
Obligations of states and political subdivisions	38,263	35,907
Debt securities issued by foreign governments	1,534	1,552
Mortgage-backed securities - principally obligations of U.S. Government agencies	7,232	7,589
Corporates (including redeemable preferreds)	14,913	14,900
Total fixed maturities	$64,203	$62,666

Fixed Maturities

Quality Characteristics (1)

	September 30, 2007
	Amount	% of Total
Quality Ratings
Aaa	$43,481	67.7%
Aa	11,792	18.4
A	4,061	6.3
Baa	3,183	5.0
Total investment grade	62,517	97.4
Ba	791	1.2
B	714	1.1
Caa and lower	181	0.3
Total below investment grade	1,686	2.6
Total fixed maturities	$64,203	100.0%
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.0

(1)	Rated using external rating agencies or by Travelers when a public rating does not exist. Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Gross investment income
Fixed maturities	$667	$677	$691	$703	$709	$712	$731	$2,035	$2,152
Short-term securities	60	60	81	84	73	64	76	201	213
Other	163	159	100	135	193	229	137	422	559
	890	896	872	922	975	1,005	944	2,658	2,924
Investment expenses	15	22	14	12	15	15	15	51	45
Net investment income, pre-tax	875	874	858	910	960	990	929	2,607	2,879
Income taxes	205	201	190	209	223	232	205	596	660
Net investment income, after-tax	$670	$673	$668	$701	$737	$758	$724	$2,011	$2,219

Effective tax rate	23.5%	23.0%	22.1%	23.0%	23.2%	23.4%	22.2%	22.9%	22.9%

Average invested assets (1)	$69,701	$70,491	$72,050	$72,808	$72,737	$73,063	$74,451	$70,764	$73,431

Average yield pre-tax (1)	5.0%	5.0%	4.8%	5.0%	5.3%	5.4%	5.0%	4.9%	5.2%
Average yield after-tax	3.8%	3.8%	3.7%	3.9%	4.1%	4.2%	3.9%	3.8%	4.0%

(1)	Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Net realized investment gains (losses)
Fixed maturities	$—	$(29)	$(6)	$2	$9	$13	$(7)	$(35)	$15
Equity securities	14	2	7	(2)	2	3	(1)	23	4
Other (1)	(20)	37	11	(5)	3	112	8	28	123
Realized investment gains (losses) before tax	(6)	10	12	(5)	14	128	—	16	142
Related taxes	(1)	(1)	6	(1)	6	41	—	4	47
Net realized investment gains (losses)	$(5)	$11	$6	$(4)	$8	$87	$—	$12	$95

Gross investment gains (2)	$125	$101	$86	$80	$60	$160	$53	$312	$273
Gross investment losses before impairments (2)	(121)	(88)	(61)	(63)	(37)	(23)	(39)	(270)	(99)
Impairments	(10)	(3)	(13)	(22)	(9)	(9)	(14)	(26)	(32)
Realized investment gains (losses) before tax	(6)	10	12	(5)	14	128	—	16	142
Related taxes	(1)	(1)	6	(1)	6	41	—	4	47
Net realized investment gains (losses)	$(5)	$11	$6	$(4)	$8	$87	$—	$12	$95

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$(328)	$(917)	$440	$422	$417	$(591)	$155
Equity securities & other	217	174	173	258	252	174	175
Unrealized investment gains (losses) before tax	(111)	(743)	613	680	669	(417)	330
Related taxes	(50)	(267)	202	227	230	(154)	109

Balance, end of period	$(61)	$(476)	$411	$453	$439	$(263)	$221

(1)	In the second quarter of 2007, includes $81 million from the bundled sale of a substantial portion of the Company’s venture capital investment holdings.

(2)	Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$71	$34	$14	$25	$18	$18	$13	$119	$49
Gross investment Treasury future losses	$43	$25	$24	$22	$19	$11	$18	$92	$48

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	September 30, 2007	December 31, 2006
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$11,094	$12,837
Allowance for uncollectible reinsurance	(720)	(773)
Net reinsurance recoverables	10,374	12,064
Mandatory pools and associations	2,099	1,998
Structured settlements	3,646	3,758
Total reinsurance recoverables	$16,119	$17,820

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

Reinsurer	A.M. Best Rating of Group’s Predominant Reinsurer	September 30, 2007	December 31, 2006
Swiss Re Group	A+ second highest of 16 ratings	$1,344	$1,478
Munich Re Group	A third highest of 16 ratings	982	1,125
Berkshire Hathaway Group	A++ highest of 16 ratings	662	900
American International Group	A+ second highest of 16 ratings	534	718
XL Capital Group	A+ second highest of 16 ratings	514	552

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions. Of the total net recoverables due from reinsurers at September 30, 2007, after deducting mandatory pool and structured settlement balances, $7.9 billion, or 76%, were rated by A.M. Best Company. Of the total rated by A.M. Best Company, 96% were rated A- or better. The remaining 24% net recoverables from reinsurers was comprised of the following:  7% related to the Company’s participation in voluntary pools, 8% related to recoverables from captive insurance companies and 9% were balances from other companies not rated by A.M. Best Company. In addition, $3.0 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at September 30, 2007.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in. These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007
Business Insurance
Beginning of period	$35,312	$35,158	$34,776	$34,650	$34,444	$34,456	$34,295	$35,312	$34,444
Incurred	1,621	1,640	1,686	1,648	1,684	1,628	1,530	4,947	4,842
Paid	(2,147)	(2,070)	(1,815)	(1,868)	(1,661)	(1,814)	(1,708)	(6,032)	(5,183)
Acquired reserves, foreign exchange and other (1)	372	48	3	14	(11)	25	14	423	28
End of period	$35,158	$34,776	$34,650	$34,444	$34,456	$34,295	$34,131	$34,650	$34,131

Financial, Professional & International Insurance
Beginning of period	$4,242	$4,513	$4,646	$4,822	$5,014	$4,991	$5,285	$4,242	$5,014
Incurred	415	442	461	462	447	463	419	1,318	1,329
Paid	(347)	(366)	(293)	(318)	(318)	(256)	(333)	(1,006)	(907)
Acquired (sold) reserves, foreign exchange and other (1) (2)	203	57	8	48	(152)	87	45	268	(20)
End of period	$4,513	$4,646	$4,822	$5,014	$4,991	$5,285	$5,416	$4,822	$5,416

Personal Insurance
Beginning of period	$3,637	$3,585	$3,694	$3,612	$3,490	$3,495	$3,449	$3,637	$3,490
Incurred	915	1,013	840	829	997	968	972	2,768	2,937
Paid	(967)	(904)	(922)	(951)	(992)	(952)	(968)	(2,793)	(2,912)
Sold reserves (3)	—	—	—	—	—	(62)	—	—	(62)
End of period	$3,585	$3,694	$3,612	$3,490	$3,495	$3,449	$3,453	$3,612	$3,453

Total
Beginning of period	$43,191	$43,256	$43,116	$43,084	$42,948	$42,942	$43,029	$43,191	$42,948
Incurred	2,951	3,095	2,987	2,939	3,128	3,059	2,921	9,033	9,108
Paid	(3,461)	(3,340)	(3,030)	(3,137)	(2,971)	(3,022)	(3,009)	(9,831)	(9,002)
Acquired (sold) reserves, foreign exchange and other (1) (2) (3)	575	105	11	62	(163)	50	59	691	(54)
End of period	$43,256	$43,116	$43,084	$42,948	$42,942	$43,029	$43,000	$43,084	$43,000

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$155	$—	$—	$—	$—	$155	$—
Environmental	—	—	120	—	—	185	—	120	185
All other	(19)	(34)	(229)	(14)	(27)	(245)	(165)	(282)	(437)
Prior year development excluding accretion	(19)	(34)	46	(14)	(27)	(60)	(165)	(7)	(252)
Accretion of discount	16	15	16	15	15	15	15	47	45
Total Business Insurance	(3)	(19)	62	1	(12)	(45)	(150)	40	(207)

Financial, Professional & International Insurance	—	(9)	(1)	(4)	—	(15)	(42)	(10)	(57)

Personal Insurance	(30)	(58)	(132)	(139)	(35)	(50)	(24)	(220)	(109)
Total	$(33)	$(86)	$(71)	$(142)	$(47)	$(110)	$(216)	$(190)	$(373)

(1)

Acquired reserves include a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $358 million and $180 million in Business Insurance and Financial, Professional & International Insurance, respectively.

(2)	Reflects the sale of Afianzadora Insurgentes in 1Q 2007, decreasing reserves by $118 million in Financial, Professional & International Insurance.

(3)	Reflects the sale of Mendota and its subsidiaries in 2Q 2007, decreasing reserves by $62 million in Personal Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	YTD 3Q 2006	YTD 3Q 2007

Asbestos reserves
Beginning reserves:
Direct	$5,103	$5,000	$4,838	$4,925	$4,777	$4,625	$4,532	$5,103	$4,777
Ceded	(739)	(720)	(716)	(746)	(726)	(699)	(673)	(739)	(726)
Net	4,364	4,280	4,122	4,179	4,051	3,926	3,859	4,364	4,051
Incurred losses and loss expenses:
Direct	—	—	196	—	—	—	(1)	196	(1)
Ceded	—	—	(41)	—	—	—	1	(41)	1
Accretion of discount:
Direct	—	—	1	—	—	—	—	1	—
Ceded	—	—	—	—	—	—	—	—	—
Losses paid:
Direct	103	162	110	148	152	93	84	375	329
Ceded	(19)	(4)	(11)	(20)	(27)	(26)	(10)	(34)	(63)
Ending reserves:
Direct	5,000	4,838	4,925	4,777	4,625	4,532	4,447	4,925	4,447
Ceded	(720)	(716)	(746)	(726)	(699)	(673)	(662)	(746)	(662)
Net	$4,280	$4,122	$4,179	$4,051	$3,926	$3,859	$3,785	$4,179	$3,785

Environmental reserves
Beginning reserves:
Direct	$494	$406	$379	$460	$413	$364	$529	$494	$413
Ceded	(69)	(19)	(7)	6	5	8	8	(69)	5
Net	425	387	372	466	418	372	537	425	418
Incurred losses and loss expenses:
Direct	—	—	108	—	—	185	(3)	108	182
Ceded	—	—	12	—	—	—	3	12	3
Losses paid:
Direct	88	27	27	47	49	20	28	142	97
Ceded	(50)	(12)	(1)	1	(3)	—	(3)	(63)	(6)
Ending reserves:
Direct	406	379	460	413	364	529	498	460	498
Ceded	(19)	(7)	6	5	8	8	14	6	14
Net	$387	$372	$466	$418	$372	$537	$512	$466	$512

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Capitalization ($ in millions)

	September 30,	December 31,
	2007	2006
Debt

Short-term debt
Commercial paper	$100	$100
5.75% Senior notes due March 15, 2007	—	500
5.01% Senior notes due August 16, 2007	—	442
3.75% Senior notes due March 15, 2008 (1)	400	—
Medium-term notes maturing in the following 12 months	—	72
Total short-term debt	500	1,114

Long-term debt
Medium-term notes with various maturities through 2010	170	170
3.75% Senior notes due March 15, 2008 (1)	—	400
Zero coupon convertible notes due 2009, effective yield 4.17%, callable on March 3, 1999	133	128
8.125% Senior notes due April 15, 2010 (1)	250	250
7.22% Real estate non-recourse debt due September 1, 2011	9	—
7.81% Private placement notes due on various dates through 2011	9	12
5.375% Senior notes due June 15, 2012 (1)	250	—
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027 (2)	—	81
4.50% Convertible junior subordinated notes due April 15, 2032, callable April 18, 2007 (3)	—	893
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	—
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	—
Total long-term debt	5,725	4,588
Unamortized fair value adjustment	87	109
Unamortized debt issuance costs	(69)	(51)
	5,743	4,646
Total debt	6,243	5,760

Preferred equity	115	129

Common equity (excluding net unrealized investment gains (losses), net of tax)	25,971	24,553

Total capital	$32,329	$30,442

Total debt to capital	19.3%	18.9%

(1) Redeemable anytime with “make-whole” premium.

(2) Redeemed on January 18, 2007.

(3) Redeemed on April 18, 2007.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	September 30,	December 31,
	2007 (1)	2006

Statutory capital and surplus	$22,221	$20,945

GAAP adjustments

Goodwill and intangible assets	3,989	3,985

Investments	928	993

Noninsurance companies	(4,032)	(4,007)

Deferred acquisition costs	1,844	1,615

Deferred federal income tax	249	411

Current federal income tax	(105)	3

Reinsurance recoverables	587	587

Furniture, equipment & software	365	382

Employee benefits	78	74

Agents balances	128	83

Other	55	64

Total GAAP adjustments	4,086	4,190

GAAP shareholders’ equity	$26,307	$25,135

(1) Estimated and Preliminary

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Cash flows from operating activities
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$3,019	$3,538
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	6	(10)	(12)	5	(14)	(128)	—	(16)	(142)
Depreciation and amortization	197	197	213	201	205	203	197	607	605
Deferred federal income taxes	159	44	150	168	(188)	369	68	353	249
Amortization of deferred policy acquisition costs	800	814	858	867	869	915	956	2,472	2,740
Equity income from other investments	(140)	(134)	(84)	(120)	(167)	(205)	(117)	(358)	(489)
Premium balances receivable	110	(358)	154	37	17	(368)	216	(94)	(135)
Reinsurance recoverables	636	370	434	558	548	531	615	1,440	1,694
Deferred acquisition costs	(836)	(874)	(880)	(837)	(967)	(1,024)	(997)	(2,590)	(2,988)
Claim and claim adjustment expense reserves	(1,137)	(509)	(351)	(568)	(350)	(255)	(469)	(1,997)	(1,074)
Unearned premium reserves	103	272	87	(162)	60	275	28	462	363
Trading account activities	4	2	—	—	(1)	(3)	1	6	(3)
Excess tax benefits from share-based payment arrangements	(5)	(1)	(2)	(8)	(9)	(11)	(3)	(8)	(23)
Other	(341)	66	97	326	(222)	(496)	322	(178)	(396)
Net cash provided by operating activities	562	849	1,707	1,656	867	1,057	2,015	3,118	3,939

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	1,571	1,079	1,758	1,402	1,637	927	1,393	4,408	3,957
Proceeds from sales of investments
Fixed maturities	1,320	1,854	452	775	729	809	2,143	3,626	3,681
Equity securities	94	32	98	61	25	31	21	224	77
Other investments	259	253	336	263	325	606	232	848	1,163
Purchase of investments
Fixed maturities	(3,983)	(4,066)	(2,191)	(3,605)	(3,006)	(3,007)	(3,673)	(10,240)	(9,686)
Equity securities	(47)	(17)	(27)	8	(29)	(26)	(8)	(91)	(63)
Real estate	(8)	(6)	(9)	(52)	(26)	(27)	(16)	(23)	(69)
Other investments	(105)	(258)	(187)	(155)	(139)	(232)	(191)	(550)	(562)
Short-term securities, (purchases) sales, net	67	(160)	(1,275)	1,283	(103)	407	(368)	(1,368)	(64)
Securities transactions in course of settlement	490	19	(159)	97	305	(251)	(385)	350	(331)
Other	(38)	(84)	(93)	(110)	(203)	(7)	(82)	(215)	(292)
Net cash provided (used) by investing activities	(380)	(1,354)	(1,297)	(33)	(485)	(770)	(934)	(3,031)	(2,189)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2006	2006	2006	2006	2007	2007	2007	2006	2007

Cash flows from financing activities
Issuance of debt	—	786	—	—	986	1,475	—	786	2,461
Payment of debt	(4)	—	(42)	(760)	(611)	(857)	(488)	(46)	(1,956)
Treasury stock acquired - net employee share-based compensation	(16)	(1)	—	—	(26)	(12)	(1)	(17)	(39)
Treasury stock acquired - share repurchase program	—	(230)	(137)	(736)	(698)	(637)	(612)	(367)	(1,947)
Issuance of common stock - employee stock options	32	26	31	127	54	106	32	89	192
Dividends to shareholders	(161)	(182)	(181)	(178)	(175)	(193)	(189)	(524)	(557)
Excess tax benefits from share-based payment arrangements	5	1	2	8	9	11	3	8	23
Other	(2)	3	(1)	17	(1)	1	1	—	1
Net cash provided (used) by financing activities	(146)	403	(328)	(1,522)	(462)	(106)	(1,254)	(71)	(1,822)

Effect of exchange rate changes on cash	—	3	1	1	(1)	3	2	4	4

Net increase (decrease) in cash	36	(99)	83	102	(81)	184	(171)	20	(68)
Cash at beginning of period	337	373	274	357	459	378	562	337	459
Cash at end of period	$373	$274	$357	$459	$378	$562	$391	$357	$391

Income taxes paid (received)	$(5)	$258	$338	$270	$88	$698	$149	$591	$935
Interest paid	$85	$79	$86	$108	$75	$86	$79	$250	$240

The Travelers Companies, Inc. Financial Supplement - Third Quarter 2007 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis. In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses). Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity. Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results. These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends. Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence. A catastrophe may also result in the payment of reinstatement premiums and assessments from various pools. In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims. Loss reserve development may be related to prior year or current year development. In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned. For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums. The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract. Gross written premiums are a measure of overall business volume.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding. Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, (i.e., excluding FAS 115), divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following reportable business segments, beginning with the third quarter 2006:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services in the United States. Business Insurance is organized into the following groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs. Business Insurance also includes the Special Liability Group and policies written by Gulf (primarily management and professional liability coverages), and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety, crime, and financial liability business which primarily use credit-based underwriting processes, as well as property and casualty products that are predominantly marketed on an international basis. The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International and Lloyd’s.

Personal Insurance writes virtually all types of property and casualty insurance covering personal risks. The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Prior quarter segment results have been reclassified from the historical presentation to conform with current business segment definitions where applicable. The Company’s historical Commercial and Specialty segments have been realigned into two new segments:  the Business Insurance segment and the Financial, Professional & International Insurance segment. As a result, prior quarter results of certain businesses have been disaggregated from the historical Specialty segment and are now reported in the Business Insurance segment. In addition, the Personal segment has been renamed Personal Insurance.